UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2022

MISSION ADVANCEMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40127	86-1254144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 E Camelback Rd, Ste 850

Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (602) 476-0600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	MACC U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	MACC	The New York Stock Exchange

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	MACC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As announced on October 26, 2022, Mission Advancement Corp. (the “Company”) is seeking the approval of the Company’s stockholders to amend the date by which the Company must complete a business combination or redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (the “Public Shares”) included as part of the units sold in the Company’s initial public offering from March 5, 2023 to a date no later than December 30, 2022 (the “Amendment”). The Company believes that consummation of a suitable business combination is highly improbable, and because redemptions made after December 31, 2022 may be subject to a 1% excise tax included as part of the Inflation Reduction Act of 2022, it is in the Company’s stockholders’ best interests to return the cash in the trust account before December 31, 2022 rather than wait for the Company’s expiration in 2023. In the event that the Company’s stockholders approve the Amendment, as well as the related proposals to be voted upon at the special meeting of the Company’s stockholders, and the Public Shares are redeemed, the Company’s warrants (NYSE: MACC WS) will expire worthless.

Following such announcement, on October 26, 2022, the New York Stock Exchange (the “NYSE”) notified the Company, and publicly announced, that the NYSE determined to commence proceedings to delist the Company’s warrants from the NYSE and that trading in the Company’s warrants would be suspended immediately, due to trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. As a result of the expected expiration of the warrants described above, the Company does not intend to appeal the NYSE’s determination.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, including with respect to the Company’s anticipated redemption, liquidation and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek,” “future,” “project,” “anticipate” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Form S-1 relating to its initial public offering, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company has filed with the US Securities and Exchange Commission (“SEC”), as amended from time to time. Copies of such filings are available on the SEC’s website, www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statements are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION ADVANCEMENT CORP.

By:	/s/ Jahm Najafi
	Name:	Jahm Najafi
	Title:	Chief Executive Officer

Dated: October 31, 2022

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